                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-08227

                             SCUDDER INVESTORS FUNDS, INC.
                             -----------------------------
               (Exact Name of Registrant as Specified in Charter)

                                  One South Street
                                Baltimore, MD 21202
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (212) 454-7190
                                                            --------------

                                  Paul Schubert
                                 345 Park Avenue
                               New York, NY 10154
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        08/31

Date of reporting period:       08/31/05

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder Japanese Equity Fund

Annual Report to Shareholders

August 31, 2005

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Directors and Officers

Click Here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund focuses its investments in a certain geographical region, thereby increasing its vulnerability to developments in that region. This fund is subject to stock market risk. Additionally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. All of these factors may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary August 31, 2005

Classes A, B and C

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

For the period from September 1, 2004 to January 31, 2005 shareholders redeeming Class A shares held less that sixty days will have a lower total return due to the effect of the 2% redemption fee. To discourage short-term trading, effective February 1, 2005, shareholders redeeming Class A, B and C shares held less than 30 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Hedging strategies are subject to special risks, and the success of such strategies cannot be guaranteed. Please read this Fund's prospectus for details regarding its objective, investments and risk profile.

Returns shown for Class B prior to its inception on August 10, 1998 and for Class C prior to its inception on May 31, 2000 are derived from historical performance of Class A shares of the Scudder Japanese Equity Fund with an inception date of October 20, 1997 and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any differences will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 8/31/05
Scudder Japanese Equity Fund	1-Year	3-Year	5-Year	Life of Fund*
Class A	16.72%	13.78%	-3.03%	7.24%
Class B	15.79%	12.93%	-3.73%	6.25%
Class C	15.79%	12.96%	-3.73%	6.44%
TOPIX Index+	12.47%	14.21%	-3.22%	1.90%

Sources: Lipper Inc. and Deutsche Investment Management America Inc.

* The Fund commenced operations on October 20, 1997. Index returns begin October 31, 1997.

+ The Tokyo Stock Price Index ("TOPIX") is an unmanaged capitalization-weighted index (adjusted in US dollars) designed to reflect the general directional movement of the Japanese equity market. It consists of all shares listed on the First Section of the Tokyo Stock Exchange, which is generally reserved for Japan's larger companies. The index is calculated using closing market prices and converts to US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 8/31/05	$ 10.59	$ 14.66	$ 14.66
8/31/04	$ 9.88	$ 13.47	$ 13.47
Distribution Information: Twelve Months: Capital Gains as of 8/31/05	$ .88	$ .88	$ .88
Class A Lipper Rankings — Japanese Funds Category as of 8/31/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	10	of	41	24
3-Year	14	of	37	37
5-Year	7	of	32	22

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Japanese Equity Fund — Class A [] TOPIX Index+

Yearly periods ended August 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 8/31/05
Scudder Japanese Equity Fund		1-Year	3-Year	5-Year	Life of Fund*
Class A	Growth of $10,000	$11,001	$13,881	$8,079	$16,329
	Average annual total return	10.01%	11.55%	-4.18%	6.44%
Class B	Growth of $10,000	$11,279	$14,202	$8,210	$16,111
	Average annual total return	12.79%	12.40%	-3.87%	6.25%
Class C	Growth of $10,000	$11,579	$14,415	$8,269	$16,346
	Average annual total return	15.79%	12.96%	-3.73%	6.44%
TOPIX Index+	Growth of $10,000	$11,247	$14,897	$8,491	$11,586
	Average annual total return	12.47%	14.21%	-3.22%	1.90%

The growth of $10,000 is cumulative.

* The Fund commenced operations on October 20, 1997. Index returns begin October 31, 1997.

+ The Tokyo Stock Price Index ("TOPIX") is an unmanaged capitalization-weighted index (adjusted in US dollars) designed to reflect the general directional movement of the Japanese equity market. It consists of all shares listed on the First Section of the Tokyo Stock Exchange, which is generally reserved for Japan's larger companies. The index is calculated using closing market prices and converts to US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit myScudder.com (Class S) for the Fund's most recent month-end performance.

For the period from September 1, 2004 to January 31, 2005, shareholders redeeming Class S shares held less than six months will have a lower total return due to the effect of the 2% redemption fee. To discourage short-term trading, effective February 1, 2005, shareholders redeeming Class S shares held less than 30 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Hedging strategies are subject to special risks, and the success of such strategies cannot be guaranteed. Please read this Fund's prospectus for details regarding its objective, investments and risk profile.

Average Annual Total Returns as of 8/31/05
Scudder Japanese Equity Fund	1-Year	3-Year	Life of Class*
Class S	17.01%	14.04%	10.98%
TOPIX Index+	12.47%	14.21%	13.26%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Class commenced operations on July 15, 2002. Index returns begin July 31, 2002.

Net Asset Value and Distribution Information
Class S
Net Asset Value 8/31/05	$ 10.64
8/31/04	$ 9.90
Distribution Information: Twelve Months: Capital Gains as of 8/31/05	$ .88

Class S Lipper Rankings — Japanese Funds Category as of 8/31/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	9	of	41	22
3-Year	13	of	37	35

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] Scudder Japanese Equity Fund — Class S [] TOPIX Index+

Comparative Results as of 8/31/005
Scudder Japanese Equity Fund		1-Year	3-Year	Life of Class*
Class S	Growth of $10,000	$11,701	$14,830	$13,855
	Average annual total return	17.01%	14.04%	10.98%
TOPIX Index+	Growth of $10,000	$11,247	$14,897	$14,685
	Average annual total return	12.47%	14.21%	13.26%

The growth of $10,000 is cumulative.

* The Class commenced operations on July 15, 2002. Index returns begin July 31, 2002.

+ The Tokyo Stock Price Index ("TOPIX") is an unmanaged capitalization-weighted index (adjusted in US dollars) designed to reflect the general directional movement of the Japanese equity market. It consists of all shares listed on the First Section of the Tokyo Stock Exchange, which is generally reserved for Japan's larger companies. The index is calculated using closing market prices and converts to US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended August 31, 2005.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended August 31, 2005
Actual Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 3/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 8/31/05	$ 1,060.10	$ 1,055.40	$ 1,055.40	$ 1,060.80
Expenses Paid per $1,000*	$ 7.27	$ 11.14	$ 11.14	$ 5.97
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 3/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 8/31/05	$ 1,018.15	$ 1,014.37	$ 1,014.37	$ 1,019.41
Expenses Paid per $1,000*	$ 7.12	$ 10.92	$ 10.92	$ 5.85

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class S
Scudder Japanese Equity Fund	1.40%	2.15%	2.15%	1.15%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

Scudder Japanese Equity Fund: A Team Approach to Investing

Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Japanese Equity Fund. DeAM, Inc. or Deutsche Asset Management (Japan) Limited ("DeAMJ"), the fund's subadvisor, is responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeAM, Inc. and DeAMJ are indirect, wholly owned subsidiaries of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Hiroshi Matsumoto

Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1997 and the fund in 2005.

Chief Investment Officer of Deutsche Asset Management Japan.

Over 17 years of investment industry experience.

Previously served as fund manager for Chuo Trust & Banking.

MBA, University of Chicago, Chartered Member of the Security Analysts Association of Japan.

Kenji Chihara

Director of Deutsche Trust Bank and Consultant to the Portfolio Manager of the fund.

Joined Deutsche Trust Bank in 1997 and the fund in 2005.

Chief Investment Officer of Deutsche Trust Bank.

Over 18 years of investment industry experience.

Previously served as Japanese Equity Fund Manager at Okasan Investment Management for five years and in various positions at Okasan Securities for five years prior to joining Deutsche Asset Management.

BA, Kyushu University, Chartered Member of the Security Analysts Association of Japan.

In the following interview, Portfolio Manager Hiroshi Matsumoto and Consultant Kenji Chihara discuss Scudder Japanese Equity Fund's strategy and the market environment during the 12-month period ended August 31, 2005. Mr. Matsumoto assumed the management duties of the fund on July 16, 2005.

Q:  How did Japan's economy and stock market perform during the annual reporting period?

A:  The Japanese stock market, as measured by the fund's benchmark — the TOPIX — produced a total return of 13.89% in local currency terms for the one-year period under review.1 For dollar-based investors, the price change of the yen relative to the dollar moderately decreased returns. Since mutual funds generally purchase stock in local currencies, the change of those currencies versus the dollar raises or decreases the value of the equity investment. During the one-year reporting period, the amount of yen that a dollar could purchase rose from 109.94 to 111.30, and this slightly hurt the return for dollar-based investors. As a result, the US dollar return of the TOPIX was 12.47%.

1 The Tokyo Stock Price Index ("TOPIX") is an unmanaged capitalization-weighted index (adjusted in US dollars) designed to reflect the general directional movement of the Japanese equity market. It consists of all shares listed on the First Section of the Tokyo Stock Exchange, which is generally reserved for Japan's larger companies. The index is calculated using closing market prices and converts to US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Key economic statistics released during the first half of the reporting period generally fell short of expectations. Japan's October-December gross domestic product (GDP) unexpectedly shrank at an annual rate of 0.5% (quarter-over-quarter on a seasonally adjusted, inflation-adjusted basis). However, government reports showing faster-than-expected growth in the US economy and better-than-expected industrial production at home spurred optimism that Japan will emerge from its economic torpor. In the second half of the period, macroeconomic statistics gave more positive signals on the economy. January-March real GDP accelerated to an annual 5.4% pace, and machinery orders in each month were steady. The seasonally adjusted unemployment rate declined, which is a positive sign, since an improving employment situation should increase consumer spending and further contribute to an economic recovery. Additionally, the Japanese government and the Bank of Japan upgraded their outlook for the country's economy.

Despite the mixed economic data, Japan's market has staged a modest rally in 2005 after trading in a narrow range for much of the second half of 2004. During that time, the market was pressured by concerns about a possible economic downturn, high oil prices and the Chinese interest rate hike announcement. However, we saw renewed buying of Japanese equities in mid-December, due largely to bargain hunting by overseas investors. Although Japanese stocks declined in April 2005 with their biggest loss in 11 months, the market soon rebounded on the strength of positive corporate performance and valuations that are generally viewed as being attractive. In August, the market jumped to a four-year high despite high crude oil prices and rising interest rates in the United States.

In terms of sector returns, commodities-related sectors such as mining, oil and coal, and iron and steel outperformed the market due to rising commodity prices. On the other side of the ledger, domestic-related sectors such as pulp and paper, land transportation, and information and communication performed poorly due to a mixed outlook for the Japanese economy.

Q:  How did the fund perform during the period?

A:  For the one-year period ended August 31, 2005, the fund's Class A shares rose 16.72%, outperforming the 12.47% US dollar return of the TOPIX. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 3 through 7 for the performance of other share classes and for more complete performance information.) The fund also outperformed the 13.16% average return of the 41 funds in its Lipper peer group, Japanese Funds, and is in the top half of its peer group for the three- and five-year periods.2

2 Source: Lipper Inc. as of 8/31/05. Lipper figures include reinvestment of dividends and capital gains and represent the average of the total returns reported by all of the mutual funds designated by Lipper as falling into the Japanese Funds category. Past performance is no guarantee of future results. According to Lipper Japanese funds are funds that concentrate their investments in equity securities with primary trading markets or operations in Japan.

3 An "overweight" is a weighting in a stock greater than that of the benchmark; an "underweight" is a weighting less than that of the benchmark.

Q:  What were the key factors behind the fund's outperformance?

A:  Both sector allocation and stock selection contributed positively to outperformance. With respect to sector allocation, the fund's overweight positions in iron and steel and wholesale trading companies, as well as its underweight position in telecommunications, added value. On the other hand, overweight positions in land transportation and auto companies, in addition to an underweight position in mining, detracted from returns.3

In terms of stock selection, positive contributions, relative to the benchmark came from Komatsu Ltd., the country's largest manufacturer of construction machinery; a non-holding position in NTT DoCoMo, a powerhouse in the field of mobile phones; JSR Corp., a manufacturer of materials for liquid crystal displays (LCD); and Nippon Steel Corp., the world's second-largest crude steel producer. In July 2005, Komatsu Ltd. raised its first-half net income forecast 64% to 54 billion yen, saying it expected sales gains in all markets, including the United States and China. This was a positive surprise, and the stock rose sharply on the news. NTT DoCoMo declined due to an increasingly competitive environment, and we benefited from not holding the stock. Although JSR underperformed earlier in the fund's fiscal year, an upward revision to its future earnings expectations attracted investors back to the stock later in the period. Nippon Steel Corp. performed well due to strong demand for its high-quality products and expectations that its profit would rise by as much as 80%.

Negative contributions came from East Japan Railway Co. (JR East), West Japan Railway Co. (JR West), Nissan Motor Co., Ltd. and Astellas Pharma, Inc., the second-largest pharmaceutical manufacture in Japan. The October 2004 earthquake in Niigata interrupted JR East's train services for a couple of months, which hurt the company's performance. JR West, meanwhile, dropped sharply as a result of a severe derailment accident on April 2005 in Amagasaki City. (As of August 31, 2005, the position in JR West was sold.) This accident was seen as likely to both increase costs and hurt the company's sales.. As a result, we eliminated the fund's position in the stock. Nissan was negatively impacted by the stronger yen, steel shortages and rising raw material costs.4 However, the company is continuing to take market share in the United States for passenger cars and in our view has huge potential in the light truck segment. Believing its valuation is attractive, we are maintaining the fund's position in Nissan. We added Astellas Pharma, Inc. to our portfolio on the belief that its merger would result in cost savings, sales synergy and stronger drug pipelines. However, these effects have not yet become evident, and the stock's performance was poor.

4 A stronger currency makes a company's goods more expensive for overseas buyers.

Q:  What notable changes have you made to the portfolio?

A:  During the period, we increased the fund's exposure to iron & steel and trading companies because of what we believed were the improving fundamentals and attractive valuations of stocks in these groups. We also added to the fund's underweight position in telecommunications companies. We reduced exposure in auto companies from overweight to underweight because the strong yen and rising raw material costs could weigh on earnings. In addition, the curtailment of production in the April-June 2005 quarter (due to an inventory adjustment) decreased these companies' income for the period. We also decreased the fund's large overweight position in land transportation stocks due to the difficult earnings prospects previously mentioned.

As a result of our bottom-up individual stock analysis, the fund remains overweight in specialty chemicals, energy/resource companies and real estate. Recent earnings announcements confirmed improving fundamentals in these areas, and we believe valuations are attractive. The fund remains underweight in electric power and gas companies, electric appliances, foods, insurance, pharmaceuticals and telecommunications. In these areas, we believe the valuations of many companies are expensive and the prospects for earnings growth are poor.

Major purchases during the year included Nomura Research Institute Ltd. (IT research and consulting), Mitsubishi Corp. (a trading company), KDDI Corp. (Japan's second-largest mobile phone operator), Mizuho Financial Group, Inc. (mega bank) and Astellas Pharma., Inc. Major sales include Toyota Motor Corp., West Japan Railway, Nomura Holdings, Inc. (the biggest securities company) and Mitsui & Co., Ltd. (a trading company). With the exception of West Japan Railway, positions in these securities are still held in the portfolio as of August 31, 2005.

Q:  What factors do you see affecting Japan's market through the remainder of this year?

A:  Believing the economy has returned to its recovery track, we are incorporating the likelihood of an economic rebound into our expectations for corporate performance in the reminder of this year. We anticipate that there will be an underlying upward trend in the profit results of many Japanese enterprises, and we expect that increased earnings will lead to rising dividends as well as more share buybacks and merger and acquisition activity. In terms of valuations, we believe Japanese stocks are attractive relative to other global markets. We feel Japanese politics can be a swing factor in the short term, but in our view any downside risk would be limited. We believe oil prices and the US interest rate picture also represent risks to Japan's market performance.

We continue to focus on risk management by managing the portfolio's exposure (relative to the benchmark) to external factors such as currencies, interest rates and oil prices. We are considering decreasing the fund's positions in stocks that are sensitive to the cyclical factors due to the risk factors mentioned earlier. In terms of sector allocation, we are not planning to change our investment strategy in the immediate future. As always, we continue to focus on business fundamentals and valuation as the guiding principles of our investment process.

The views expressed in this report reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary August 31, 2005

Asset Allocation	8/31/05	8/31/04

Common Stocks	97%	100%
Cash Equivalents	3%	—
	100%	100%
Sector Diversification (As a % of Common Stocks)	8/31/05	8/31/04

Industrials	24%	24%
Consumer Discretionary	20%	25%
Materials	19%	16%
Financials	18%	19%
Information Technology	13%	9%
Health Care	4%	2%
Telecommunication Services	2%	1%
Utilities	—	4%
	100%	100%
Ten Largest Equity Holdings at August 31, 2005 (32.0% of Net Assets)
1. Nippon Steel Corp. Manufacturer of integrated steel	4.0%
2. Mizuho Financial Group, Inc. Provider of financial services	3.9%
3. East Japan Railway Co. Provider of rail transportation services	3.7%
4. JSR Corp. Manufactures synthetic rubber and resins	3.5%
5. Mitsubishi Tokyo Financial Group, Inc. Provider of financial services	3.1%
6. Mitsui & Co., Ltd. Operator of a general trading company	3.1%
7. Nissan Motor Co., Ltd. Manufacturer of motor vehicles	3.0%
8. Mitsubishi Corp. Operator of a general trading company	2.7%
9. Komatsu Ltd. Manufacturer of construction machinery	2.6%
10. Toyota Motor Corp. Manufacturer of diversified automotive products	2.4%

Asset allocation, sector diversification and portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 19. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to scudder.com on the 15th day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of August 31, 2005

	Shares	Value ($)

Common Stocks 93.0%
Consumer Discretionary 18.7%
Auto Components 2.3%
Denso Corp.	68,100	1,732,569
NHK Spring Co., Ltd.	55,000	419,234
		2,151,803
Automobiles 6.0%
Hino Motors Ltd.	91,000	583,296
Nissan Motor Co., Ltd.	268,900	2,831,692
Toyota Motor Corp.	55,700	2,280,405
		5,695,393
Household Durables 1.8%
Daiwa House Industry Co., Ltd.	69,000	837,501
Hitachi Koki Co., Ltd.	79,000	901,877
		1,739,378
Leisure Equipment & Products 2.1%
Daiichikosho Co., Ltd.	44,000	892,853
Sega Sammy Holdings, Inc.	14,900	1,097,754
		1,990,607
Multiline Retail 2.8%
Aoyama Trading Co., Ltd.	45,800	1,245,537
Fast Retailing Co., Ltd.	5,300	405,876
Takashimaya Co., Ltd.	87,000	966,743
		2,618,156
Specialty Retail 3.7%
NAFCO Co., Ltd.	34,500	1,111,474
Nitori Co., Ltd.	3,850	309,423
Sun Drug Co., Ltd.	19,600	965,777
USS Co., Ltd.	16,340	1,149,229
		3,535,903
Financials 16.9%
Banks 7.1%
Mitsubishi Tokyo Financial Group, Inc.	291	2,995,247
Mizuho Financial Group, Inc.	664	3,711,503
		6,706,750
Diversified Financial Services 4.8%
JAFCO Co., Ltd.	18,700	1,133,825
Nomura Holdings, Inc.	111,100	1,527,046
The Sumitomo Trust & Banking Co., Ltd.	275,000	1,919,442
		4,580,313
Real Estate 5.0%
AEON Mall Co., Ltd.	25,700	861,379
Mitsubishi Estate Co., Ltd.	134,000	1,605,250
Mitsui Fudosan Co., Ltd.	176,000	2,270,316
		4,736,945
Health Care 3.3%
Optical Supplies 1.8%
Hoya Corp.	13,200	1,727,030
Pharmaceuticals 1.5%
Astellas Pharma, Inc.	40,300	1,437,937
Industrials 22.4%
Commercial Services & Supplies 2.7%
Benesse Corp.	24,400	819,994
Dai Nippon Printing Co., Ltd.	24,000	383,697
UFJ Central Leasing Co., Ltd.	28,500	1,312,371
		2,516,062
Construction & Engineering 3.3%
Maeda Corp.	149,000	875,626
Obayashi Corp.	237,000	1,474,564
Shimizu Corp.	154,000	828,939
		3,179,129
Electrical Equipment 1.1%
The Furukawa Electric Co., Ltd.*	221,000	1,046,215
Machinery 4.6%
Komatsu Ltd.	223,000	2,495,779
Kubota Corp.	138,000	861,146
SMC Corp.	7,800	969,475
		4,326,400
Marine 0.9%
Kamigumi Co., Ltd.	109,000	832,410
Road & Rail 4.0%
East Japan Railway Co.	647	3,489,521
Hamakyorex Co., Ltd.	10,000	344,002
		3,833,523
Trading Companies & Distributors 5.8%
Mitsubishi Corp.	156,300	2,588,112
Mitsui & Co., Ltd.	279,000	2,953,318
		5,541,430
Information Technology 12.0%
Electronic Equipment & Instruments 6.6%
Japan Electronic Materials Corp.	41,800	532,991
Keyence Corp.	5,200	1,229,516
Matsushita Electric Industrial Co., Ltd.	117,000	2,047,767
Nidec Corp.	14,000	1,593,940
TDK Corp.	11,300	843,564
		6,247,778
IT Consulting & Services 1.8%
Nomura Research Institute Ltd.	9,200	956,298
TIS, Inc.	27,300	819,096
		1,775,394
Office Electronics 2.3%
Canon, Inc.	20,800	1,053,035
Ricoh Co., Ltd.	72,000	1,121,693
		2,174,728
Software 1.3%
Fuji Soft ABC, Inc.	40,000	1,260,053
Materials 17.3%
Chemicals 8.5%
Asahi Kasei Corp.	149,000	700,668
Hitachi Chemical Co., Ltd.	66,600	1,235,911
JSR Corp.	147,700	3,323,091
Nippon Shokubai Co., Ltd.	190,000	1,864,938
Sumitomo Chemical Co., Ltd.	169,000	944,853
		8,069,461
Metals & Mining 8.8%
Dowa Mining Co., Ltd.	133,000	957,713
Hitachi Metals Ltd.	203,000	1,581,361
Nippon Mining Holdings, Inc.	296,500	2,021,570
Nippon Steel Corp.	1,286,000	3,772,771
		8,333,415
Telecommunication Services 2.0%
Wireless Telecommunication Services
KDDI Corp.	364	1,928,160
Utilities 0.4%
Gas Utilities
Tokyo Gas Co., Ltd.	98,000	366,663
Total Common Stocks (Cost $75,091,918)		88,351,036

Cash Equivalents 3.0%
Scudder Cash Management QP Trust, 3.54% (a) (Cost $2,830,894)	2,830,894	2,830,894
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $77,922,812)+	96.0	91,181,930
Other Assets and Liabilities, Net	4.0	3,822,201
Net Assets	100.0	95,004,131

+ The cost for federal income tax purposes was $77,999,788. At August 31, 2005, net unrealized appreciation for all securities based on tax cost was $13,182,142. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $14,021,790 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $839,648.

* Non-income producing security.

(a) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of August 31, 2005
Assets
Investments: Investments in securities, at value (cost $75,091,918)	$ 88,351,036
Investment in Scudder Cash Management QP Trust (cost $2,830,894)	2,830,894
Total investments in securities at value (cost $77,922,812)	91,181,930
Receivable for investments sold	955,358
Dividends receivable	5,959
Interest receivable	5,143
Receivable for Fund shares sold	4,400,703
Other assets	17,382
Total assets	96,566,475
Liabilities
Payable for investments purchased	1,225,197
Payable for Fund shares redeemed	117,586
Accrued advisory fee	23,184
Other accrued expenses and payables	196,377
Total liabilities	1,562,344
Net assets, at value	$ 95,004,131
Net Assets
Net assets consist of: Accumulated net investment loss	(6,116)
Net unrealized appreciation (depreciation) on: Investments	13,259,118
Foreign currency related transactions	(305)
Accumulated net realized gain (loss)	9,661,505
Paid-in capital	72,089,929
Net assets, at value	$ 95,004,131

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of August 31, 2005 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($29,872,741 ÷ 2,821,764 shares of capital stock outstanding, $.001 par value, 62,500,000 shares authorized)	$ 10.59
Maximum offering price per share (100 ÷ 94.25 of $10.59)	$ 11.24

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($8,323,700 ÷ 567,604 shares of capital stock outstanding, $.001 par value, 62,500,000 shares authorized)

$ 14.66

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($15,571,299 ÷ 1,062,268 shares of capital stock outstanding, $.001 par value, 62,500,000 shares authorized)

$ 14.66
Class S Net Asset Value, offering and redemption price(a) per share ($41,236,391 ÷ 3,876,230 shares of capital stock outstanding, $.001 par value, 62,500,000 shares authorized)	$ 10.64

(a) Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended August 31, 2005
Investment Income
Dividends (net of foreign taxes withheld of $76,446)	$ 1,020,906
Interest — Scudder Cash Management QP Trust	34,061
Interest	445
Total Income	1,055,412
Expenses: Advisory fee	779,693
Administrator service fee	137,204
Services to shareholders	96,271
Distribution and shareholder servicing fees	311,660
Custodian fees	70,523
Accounting fees	62,686
Auditing	75,168
Legal	66,814
Directors' fees and expenses	12,672
Reports to shareholders	85,311
Registration fees	16,455
Other	11,567
Total expenses, before expense reductions	1,726,024
Expense reductions	(359,044)
Total expenses, after expense reductions	1,366,980
Net investment income (loss)	(311,568)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	10,202,550
Foreign currency related transactions	(126,118)
10,076,432
Net unrealized appreciation (depreciation) during the period on: Investments	3,710,348
Foreign currency related transactions	1,196
3,711,544
Net gain (loss) on investment transactions	13,787,976
Net increase (decrease) in net assets resulting from operations	$ 13,476,408

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended August 31,
	2005	2004(a)
Operations: Net investment income (loss)	$ (311,568)	$ (538,390)
Net realized gain (loss) on investment transactions	10,076,432	12,685,794
Net unrealized appreciation (depreciation) during the period on investment transactions	3,711,544	(2,634,582)
Net increase (decrease) in net assets resulting from operations	13,476,408	9,512,822
Distributions to shareholders from: Net realized gains: Class A	(2,414,328)	—
Class B	(603,153)	—
Class C	(1,021,554)	—
Class S	(3,344,823)	—
Fund share transactions: Proceeds from shares sold	41,481,261	86,936,721
Reinvestment of distributions	6,204,502	—
Cost of shares redeemed	(51,909,639)	(63,707,740)
Redemption fees	19,952	54,044
Net increase (decrease) in net assets from Fund share transactions	(4,203,924)	23,283,025
Increase (decrease) in net assets	1,888,626	32,795,847
Net assets at beginning of period	93,115,505	60,319,658
Net assets at end of period (including net investment loss of $6,116 and $295,308, respectively)	$ 95,004,131	$ 93,115,505

(a) On August 20, 2004, the Japanese Equity Portfolio, a master portfolio for a master-feeder structure, closed. The Statement of Changes in Net Assets includes the Japanese Equity Fund's information as a stand-alone and feeder fund for the respective period. On June 3, 2004, the Board of Directors approved dissolving the Japanese Equity master-feeder structure, and converting the Fund to a stand-alone fund. On August 20, 2004, the Fund received net assets with a value of $91,805,357 which included net unrealized appreciation (depreciation) of $8,344,991 from the Japanese Equity Portfolio in a tax free exchange for its beneficial ownership in the Portfolio.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended August 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 9.88	$ 8.47	$ 7.83	$ 9.47	$ 19.85
Income (loss) from investment operations:
Net investment income (loss)[a]	(.02)	(.06)	(.05)	(.06)	(.12)
Net realized and unrealized gain (loss) on investment transactions	1.61	1.47	.69	(.55)	(6.12)
Total from investment operations	1.59	1.41	.64	(.61)	(6.24)
Less distributions from: Net investment income	—	—	—	(1.03)	—
Net realized gains on investment transactions	(.88)	—	—	—	(4.14)
Total distributions	(.88)	—	—	(1.03)	(4.14)
Redemption fees	—[b]	—[b]	—[b]	—[b]	—
Net asset value, end of period	$ 10.59	$ 9.88	$ 8.47	$ 7.83	$ 9.47
Total Return (%)[c]	16.72	16.65	8.17	(6.44)	(37.79)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	30	29	10.6		1
Ratio of expenses before expense reductions (%)	1.79	2.10[d]	2.39[d]	8.06[d]	7.66[d]
Ratio of expenses after expense reductions (%)	1.40	1.40[d]	1.40[d]	1.60[d]	1.60[d]
Ratio of net investment income (loss) (%)	(.25)	(.65)	(.70)	(.89)	(.88)
Portfolio turnover rate (%)	60	109[e]	137[f]	188[f]	119[f]

[a] Based on average shares outstanding during the period.

[b] Amount is less than $.005.

[c] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.

[d] The ratio includes expenses allocated from the Japanese Equity Portfolio.

[e] This ratio includes the purchase and sale of portfolio securities of the Japanese Equity Fund as a stand-alone fund in addition to the Japanese Equity Portfolio.

[f] Amount shown is the portfolio turnover rate of the Japanese Equity Portfolio.

Class B
Years Ended August 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 13.47	$ 11.63	$ 10.83	$ 12.47	$ 24.85
Income (loss) from investment operations:
Net investment income (loss)[a]	(.17)	(.19)	(.16)	(.19)	(.27)
Net realized and unrealized gain (loss) on investment transactions	2.24	2.03	.96	(.67)	(7.97)
Total from investment operations	2.07	1.84	.80	(.86)	(8.24)
Less distributions from: Net investment income	—	—	—	(.78)	—
Net realized gains on investment transactions	(.88)	—	—	—	(4.14)
Total distributions	(.88)	—	—	(.78)	(4.14)
Redemption fees	—[b]	—[b]	—[b]	—[b]	—
Net asset value, end of period	$ 14.66	$ 13.47	$ 11.63	$ 10.83	$ 12.47
Total Return (%)[c]	15.79	15.82	7.39	(6.92)	(38.32)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8	9	3	2	3
Ratio of expenses before expense reductions (%)	2.54	2.85[d]	3.14[d]	8.91[d]	8.70[d]
Ratio of expenses after expense reductions (%)	2.15	2.15[d]	2.15[d]	2.35[d]	2.35[d]
Ratio of net investment income (loss) (%)	(1.00)	(1.40)	(1.45)	(1.64)	(1.62)
Portfolio turnover rate (%)	60	109[e]	137[f]	188[f]	119[f]

[a] Based on average shares outstanding during the period.

[b] Amount is less than $.005.

[c] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.

[d] The ratio includes expenses allocated from the Japanese Equity Portfolio.

[e] This ratio includes the purchase and sale of portfolio securities of the Japanese Equity Fund as a stand-alone fund in addition to the Japanese Equity Portfolio.

[f] Amount shown is the portfolio turnover rate of the Japanese Equity Portfolio.

Class C
Years Ended August 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 13.47	$ 11.63	$ 10.82	$ 12.48	$ 24.85
Income (loss) from investment operations:
Net investment income (loss)[a]	(.17)	(.19)	(.16)	(.20)	(.26)
Net realized and unrealized gain (loss) on investment transactions	2.24	2.03	.97	(.68)	(7.97)
Total from investment operations	2.07	1.84	.81	(.88)	(8.23)
Less distributions from: Net investment income	—	—	—	(.78)	—
Net realized gains on investment transactions	(.88)	—	—	—	(4.14)
Total distributions	(.88)	—	—	(.78)	(4.14)
Redemption fees	—[b]	—[b]	—[b]	—[b]	—
Net asset value, end of period	$ 14.66	$ 13.47	$ 11.63	$ 10.82	$ 12.48
Total Return (%)[c]	15.79	15.82	7.49	(7.09)	(38.27)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	16	16	1.1		.3
Ratio of expenses before expense reductions (%)	2.54	2.85[d]	3.14[d]	8.59[d]	8.92[d]
Ratio of expenses after expense reductions (%)	2.15	2.15[d]	2.15[d]	2.35[d]	2.35[d]
Ratio of net investment income (loss) (%)	(1.00)	(1.40)	(1.45)	(1.64)	(1.70)
Portfolio turnover rate (%)	60	109[e]	137[f]	188[f]	119[f]

[a] Based on average shares outstanding during the period.

[b] Amount is less than $.005.

[c] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.

[d] The ratio includes expenses allocated from the Japanese Equity Portfolio.

[e] This ratio includes the purchase and sale of portfolio securities of the Japanese Equity Fund as a stand-alone fund in addition to the Japanese Equity Portfolio.

[f] Amount shown is the portfolio turnover rate of the Japanese Equity Portfolio.

Class S
Years Ended August 31,	2005	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 9.90	$ 8.47	$ 7.82	$ 8.37
Income (loss) from investment operations: Net investment income (loss)[b]	.01	(.03)	(.03)	(.01)
Net realized and unrealized gain (loss) on investment transactions	1.61	1.46	.69	(.54)
Total from investment operations	1.62	1.43	.66	(.55)
Less distributions from: Net investment income	—	—	(.01)	—
Net realized gain on investment transactions	(.88)	—	—	—
Total distributions	(.88)	—	(.01)	—
Redemption fees[c]	—	—	—	—
Net asset value, end of period	$ 10.64	$ 9.90	$ 8.47	$ 7.82
Total Return (%)[d]	17.01	16.88	8.43	(6.57)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	41	38	46.4
Ratio of expenses before expense reductions (%)	1.54	1.85[e]	2.14[e]	1.35e**
Ratio of expenses after expense reductions (%)	1.15	1.15[e]	1.15[e]	.17e**
Ratio of net investment income (loss) (%)	.00	(.40)	(.45)	.44**
Portfolio turnover rate (%)	60	109[f]	137[g]	188[g]

[a] For the period from July 15, 2002 (commencement of operations of Class S shares) to August 31, 2002.

[b] Based on average shares outstanding during the period.

[c] Amount is less than $.005.

[d] Total return would have been lower had certain expenses not been reduced.

[e] The ratio includes expenses allocated from the Japanese Equity Portfolio.

[f] This ratio includes the purchase and sale of portfolio securities of the Japanese Equity Fund as a stand-alone fund in addition to the Japanese Equity Portfolio.

[g] Amount shown is the portfolio turnover rate of the Japanese Equity Portfolio.

** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

Japanese Equity Fund ("Scudder Japanese Equity Fund" or the "Fund") is a diversified series of the Scudder Investors Funds, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution fees, service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Net investment income of the Fund, if any, is distributed annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

At August 31, 2005, the Fund's components of distributable earnings (accumulated losses) on a tax-basis are as follows:

Undistributed ordinary income*	$ 56,420
Undistributed net long-term capital gains	$ 9,681,489
Capital loss carryforwards	$ —
Unrealized appreciation (depreciation) on investments	$ 13,182,142

In addition, the tax character of distributions paid to shareholders by the Fund are summarized as follows:

	Years Ended August 31,
	2005	2004
Distributions from ordinary income*	$ 2,659,887	$ —
Distributions from long-term capital gains	$ 4,723,991	$ —

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. For the period from September 1, 2004 to January 31, 2005, the redemption or exchange of shares held by Class A shareholders for less than sixty days and Class S shareholders for less than six months, were assessed a fee of 2% of the total amount redeemed or exchanged. Effective February 1, 2005, the Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended August 31, 2005, purchases and sales of investment securities (excluding short-term investments) aggregated $53,799,229 and $71,281,296, respectively.

C. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor") is the Advisor for the Fund, Deutsche Asset Management (Japan) Limited ("DeAMJ") is the subadvisor for the Fund and Investment Company Capital Corp. ("ICCC" or the "Administrator") is the Administrator for the Fund, all indirect, wholly owned subsidiaries of Deutsche Bank AG.

Investment Advisory Agreement. Under the Investment Advisory Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The advisory fee payable under the Investment Advisory Agreement is equal to an annual rate of 0.85% of the Fund's average daily net assets, computed and accrued daily and payable monthly. DeAMJ, an affiliate of the Advisor, serves as subadvisor with respect to the investment and reinvestment of assets in the Fund, and is paid by the Advisor for its services.

The Advisor has contractually agreed to waive its fees and/or reimburse expenses to the Fund to the extent necessary to maintain the annual expenses of the classes of the Fund as follows: Class A shares 1.40%, Class B shares 2.15%, Class C shares 2.15% and Class S shares 1.15%. Under these agreements, the Advisor waived and absorbed $359,044 of expenses.

Administrator Service Fee. ICCC also serves as the Fund's Administrator. Under the Administration Services Appendix to the Master Services Agreement, the Fund pays ICCC an annual fee (the "Administrator Service Fee") based on the Fund's average daily net assets. This fee is calculated and accrued daily and the amounts of the daily accrual are paid monthly, at the annual rate of 0.15% of the Fund's average daily net assets. For the year ended August 31, 2005, the Administrator Service Fee to the Fund aggregated $137,204, of which $16,241 was unpaid.

Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the Fund's transfer agent, dividend-paying agent and shareholder service agent. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend-paying agent functions to DST. SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended August 31, 2005, the transfer agent charges to the Fund by SISC and ICCC aggregated $87,037, of which $20,005 is unpaid.

Various third-party service providers provide certain services to the Fund. Certain expenses of the Fund will not be borne by ICCC, such as taxes, brokerage, interest and extraordinary expenses, and fees and expenses of the Independent Directors (including the fees and expenses of their independent counsel).

Distribution Agreement. Under the Distribution Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.25% of the average daily net assets of the Class A shares and 0.75% of average daily net assets of the Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended August 31, 2005, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at August 31, 2005
Class A	$ 67,840	$ 5,185
Class B	65,598	5,116
Class C	117,337	9,320
	$ 250,775	$ 19,621

In addition, SDI provides information and administrative services ("Shareholder Servicing Fee") to Class B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended August 31, 2005, the Shareholder Servicing Fee was as follows:

Shareholder Servicing Fee	Total Aggregated	Unpaid at August 31, 2005	Annual Effective Rate
Class B	$ 21,833	$ 1,808.25%
Class C	39,052	3,331.25%
	$ 60,885	$ 5,139

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended August 31, 2005 aggregated $15,445.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended August 31, 2005, the CDSC for Class B and C shares aggregated $71,519 and $11,310, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended August 31, 2005, SDI received $14,151.

Typesetting and Filing Service Fees. Under an agreement with DeIM, the Advisor is compensated for providing typesetting and regulatory filing services to the Fund. For the year ended August 31, 2005, the amount charged to the Fund by DeIM included in the reports to shareholders aggregated $27,480, of which $6,600 is unpaid at August 31, 2005.

Directors' Fees and Expenses. As compensation for his or her services, each Independent Director receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Fund Complex's Audit Committee receives an annual fee for his services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended August 31, 2005		Year Ended August 31, 2004
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,465,760	$ 14,754,765	2,846,843	$ 28,420,623
Class B	595,742	8,063,174	1,181,774	15,906,576
Class C	369,751	5,077,720	1,370,116	18,674,487
Class S	1,371,657	13,585,602	2,369,773	23,935,035
		$ 41,481,261		$ 86,936,721
Shares issued to shareholders in reinvestment of distributions
Class A	177,631	$ 1,756,779	—	$ —
Class B	29,111	400,846	—	—
Class C	55,191	759,443	—	—
Class S	331,395	3,287,434	—	—
		$ 6,204,502		$ —
Shares redeemed
Class A	(1,804,076)	$ (17,644,815)	(1,017,786)	$ (9,829,057)
Class B	(714,473)	(9,688,425)	(770,393)	(10,541,655)
Class C	(572,006)	(7,758,790)	(274,740)	(3,676,679)
Class S	(1,714,540)	(16,817,609)	(3,958,138)	(39,660,349)
		$ (51,909,639)		$ (63,707,740)
Redemption fees		$ 19,952		$ 54,044
Net increase (decrease)
Class A	(160,685)	$ (1,117,280)	1,829,057	$ 18,607,179
Class B	(89,620)	(1,224,405)	411,381	5,369,768
Class C	(147,064)	(1,920,879)	1,095,376	15,005,089
Class S	(11,488)	58,640	(1,588,365)	(15,699,011)
		$ (4,203,924)		$ 23,283,025

E. Investing in Foreign Securities

The Fund invests in foreign securities. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of US companies and the US government. These risks include devaluation of currencies, future adverse political and economic developments, lack of liquidity and greater volatility in market prices. This is particularly true with respect to emerging markets in developing countries.

F. Line of Credit

The Fund and several other affiliated Funds (the "Participants") entered into a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon the net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. The funds' advisors have been cooperating in connection with these inquiries and are in discussions with these regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Based on currently available information, however, the funds' investment advisors believe the likelihood that the pending lawsuits and any regulatory settlements will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Scudder Investors Funds, Inc. and the Shareholders of Scudder Japanese Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Japanese Equity Fund (one of the funds constituting Scudder Investors Funds, Inc., hereafter referred to as the "Fund") at August 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at August 31, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.

Boston, Massachusetts October 24, 2005	PricewaterhouseCoopers LLP
Tax Information (Unaudited)

The Fund paid distributions of $0.57 per share form net long-term capital gains during its year ended August 31, 2005, of which 100% represents 15% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $11,223,000 as capital gain dividends for its year ended August 31, 2005, of which 100% represents 15% rate gains.

The Fund paid foreign taxes of $76,446 and earned $76,446 of foreign source income during the year ended August 31, 2005. Pursuant to section 853 of the Internal Revenue Code, the Fund designates $0.01 per share as foreign taxes paid and $0.01 per share as income earned from foreign sources for the year ended August 31, 2005.

For federal Income tax purposes, the Fund designates $1,200,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Directors and Officers

Independent Directors
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Joseph R. Hardiman 5/27/37 Chairman since 2004 Director since 2000

Private Equity Investor (January 1997 to present); Director, Corvis Corporation[3] (optical networking equipment) (July 2000 to present), Brown Investment Advisory & Trust Company (investment advisor) (February 2001 to present), The Nevis Fund (registered investment company) (July 1999 to present), and ISI Family of Funds (registered investment companies) (March 1998 to present). Formerly, Director, Soundview Technology Group Inc. (investment banking) (July 1998-January 2004) and Director, Circon Corp.[3] (medical instruments) (November 1998-January 1999); President and Chief Executive Officer, The National Association of Securities Dealers, Inc. and The NASDAQ Stock Market, Inc. (1987-1997); Chief Operating Officer of Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1985-1987); General Partner, Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1976-1985).

		51
Richard R. Burt 2/3/47 Director since 1998

Chairman, Diligence LLC (international information collection and risk-management firm) (September 2002 to present); Chairman, IEP Advisors, Inc. (July 1998 to present); Member of the Board, Hollinger International, Inc.[3] (publishing) (September 1995 to present), HCL Technologies Limited (information technology) (April 1999 to present), UBS Mutual Funds (formerly known as Brinson and Mitchell Hutchins families of funds) (registered investment companies) (September 1995 to present); and Member, Textron Inc.[3] International Advisory Council (July 1996 to present). Director, The Germany Fund, Inc. (since 2000), The New Germany Fund, Inc. (since 2004), The Central Europe and Russia Fund, Inc. (since 2000). Formerly, Partner, McKinsey & Company (consulting) (1991-1994) and US Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union and US Ambassador to the Federal Republic of Germany (1985-1991); Member of the Board, Homestake Mining[3] (mining and exploration) (1998-February 2001), Archer Daniels Midland Company[3] (agribusiness operations) (October 1996-June 2001) and Anchor Gaming (gaming software and equipment) (March 1999-December 2001); Chairman of the Board, Weirton Steel Corporation[3] (April 1996-2004).

		54
S. Leland Dill 3/28/30 Director since 2002	Trustee, Phoenix Euclid Market Neutral Fund (since May 1998), Phoenix Funds (25 portfolios) (since May 2004) (registered investment companies); Retired (since 1986). Formerly, Partner, KPMG Peat Marwick (June 1956-June 1986); Director, Vintners International Company Inc. (wine vintner) (June 1989-May 1992), Coutts (USA) International (January 1992-March 2000), Coutts Trust Holdings Ltd., Coutts Group (private bank) (March 1991-March 1999); General Partner, Pemco (investment company) (June 1979-June 1986); Trustee, Phoenix Zweig Series Trust (September 1989-May 2004).	51
Martin J. Gruber 7/15/37 Director since 2002	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1964); Trustee (since January 2000) and Chairman of the Board (since February 2004), CREF (pension fund); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000) and Singapore Fund, Inc. (since January 2000) (registered investment companies). Formerly, Trustee, TIAA (pension fund) (January 1996-January 2000); Director, S.G. Cowen Mutual Funds (January 1985-January 2001); Trustee of the TIAA-CREF mutual funds (February 2004-March 2005).	51
Richard J. Herring 2/18/46 Director since 2002	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000).	51
Graham E. Jones 1/31/33 Director since 2002	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Trustee, 8 open-end mutual funds managed by Weiss, Peck & Greer (since 1985) and Trustee of 7 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 1998).	51
Rebecca W. Rimel 4/10/51 Director since 2000	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to present).	51
Philip Saunders, Jr. 10/11/35 Director since 2002	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986).	51
William N. Searcy 9/3/46 Director since 2002	Private investor (since October 2003); Trustee of 18 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989-October 2003).	51
Interested Trustee
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
William N. Shiebler[4] 2/6/42 Trustee since 2004	Vice Chairman, Deutsche Asset Management ("DeAM") and a member of the DeAM Global Executive Committee (since 2002); Vice Chairman of Putnam Investments, Inc. (1999); Director and Senior Managing Director of Putnam Investments, Inc. and President, Chief Executive Officer, and Director of Putnam Mutual Funds Inc. (1990-1999).	120
Officers
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years
Vincent J. Esposito[6,8] 6/8/56 President since 2005

Managing Director[3], Deutsche Asset Management (since 2003); Vice President of Central European Equity Fund, Inc., The Germany Fund, Inc., The New Germany Fund, Inc. (since 2003) (registered investment companies); formerly, Managing Director, Putnam Investments (1991-2002)

Paul H. Schubert[6] 1/11/63 Chief Financial Officer since 2004 Treasurer since June 2005

Managing Director[5], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds at UBS Global Asset Management (1994-2004).

John Millette[7] 8/23/62 Secretary since 2003	Director[5], Deutsche Asset Management.
Patricia DeFilippis[6,8] 6/21/63 Assistant Secretary since 2005	Vice President, Deutsche Asset Management (since June 2005)
Daniel O. Hirsch 3/27/54 Assistant Secretary since 2003

Consultant. Formerly, Managing Director, Deutsche Asset Management (2002-2005); Director, Deutsche Asset Management (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998); Director, Deutsche Global Funds Ltd. (2002-2004)

Caroline Pearson[7] 4/1/62 Assistant Secretary since 2002	Managing Director[5], Deutsche Asset Management.
Scott M. McHugh[7] 9/13/71 Assistant Treasurer since 2005	Director[5], Deutsche Asset Management.
Kathleen Sullivan D'Eramo[7] 1/25/57 Assistant Treasurer since 2003	Director[5], Deutsche Asset Management.
John Robbins[6,8] 4/8/66 Anti-Money Laundering Compliance Officer since 2005	Managing Director[3], Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)
Philip Gallo[6] (1962) 8/2/62 Chief Compliance Officer since 2004	Managing Director[5], Deutsche Asset Management (2003-present). Formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)

1 Unless otherwise indicated, the mailing address of each Trustee and officer with respect to fund operations is One South Street, Baltimore, MD 21202.

2 Length of time served represents the date that each Trustee or officer first began serving in that position with Scudder Investors Funds, Inc. of which this fund is a series.

3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

4 Mr. Shiebler is a Trustee who is an "interested person" within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Shiebler is a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank AG and its affiliates. Mr. Shiebler's business address is 345 Park Avenue, New York, New York 10154.

5 Executive title, not a board directorship

6 Address: 345 Park Avenue, New York, New York 10154

7 Address: Two International Place, Boston, Massachusetts 02110

8 Elected on September 29, 2005

The fund's Statement of Additional Information includes additional information about the fund's Trustees. To receive your free copy of the Statement of Additional Information, call toll-free: 1-800-621-1048.

Account Management Resources

For shareholders of Classes A, B and C

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C
Nasdaq Symbol	FJEAX	FJEBX	FJECX
CUSIP Number	81116R-408	81116R-507	81116R-606
Fund Number	460	660	760

For shareholders of Class S

Automated Information Lines	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Site	myScudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — myScudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class S
Nasdaq Symbol	FJESX
Fund Number	369
Notes

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

As of the end of the period, August 31, 2005, Scudder Investors Funds, Inc. has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Directors/Trustees has determined that the Fund has at least one "audit committee financial expert" serving on its audit committee: Mr. S.
Leland Dill. This audit committee member is "independent," meaning that he is not an "interested person" of the Fund (as that term is defined in Section
2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert"
designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                          SCUDDER JAPANESE EQUITY FUND
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP
("PWC"), the Fund's independent registered public accounting firm, billed to the
Fund during the Fund's last two fiscal years. For engagements with PWC entered into on or after May 6, 2003, the Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

  Services that the Fund's Independent Registered Public Accounting Firm Billed
                                   to the Fund

--------------------------------------------------------------------------------
Fiscal
 Year        Audit Fees     Audit-Related        Tax Fees           All Other
 Ended        Billed         Fees Billed          Billed          Fees Billed
August 31    to Fund          to Fund            to Fund             to Fund
--------------------------------------------------------------------------------
2005         $55,600            $225              $8,735               $0
--------------------------------------------------------------------------------
2004         $55,600            $185              $8,735               $0
--------------------------------------------------------------------------------

The above "Audit- Related Fees" were billed for agreed upon procedures performed and the above "Tax Fees" were billed for professional services rendered for tax compliance and tax return preparation.

  Services that the Fund's Independent Registered Public Accounting Firm Billed
              to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche
Investment Management Americas, Inc. ("DeIM" or the "Adviser"), and any entity controlling, controlled by or under common control with DeIM ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
                 Audit-Related                               All Other
                  Fees Billed             Tax Fees             Fees
                  to Adviser             Billed to           Billed to
                      and                Adviser and       Adviser and
Fiscal            Affiliated             Affiliated         Affiliated
 Year                Fund                   Fund               Fund
 Ended              Service                Service            Service
August 31          Providers             Providers           Providers
--------------------------------------------------------------------------------
2005               $302,200              $136,355               $0
--------------------------------------------------------------------------------
2004               $767,051                 $0                  $0
--------------------------------------------------------------------------------

The "Audit-Related Fees" were billed for services in connection with the assessment of internal controls, agreed-upon procedures and additional related procedures.

                               Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee pre-approved all non-audit services that
PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund's operations and financial reporting. The Audit
Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC's independence.

--------------------------------------------------------------------------------
                                Total
                              Non-Audit
                                Fees
                              billed to
                             Adviser and
                             Affiliated             Total
                            Fund Service          Non-Audit
                             Providers          Fees billed to
                            (engagements         Adviser and
                              related             Affiliated
             Total         directly to the           Fund
           Non-Audit       operations and           Service
Fiscal       Fees             financial           Providers
 Year       Billed           reporting            (all other          Total of
 Ended     to Fund          of the Fund)         engagements)         (A), (B)
August 31     (A)                (B)                  (C)              and (C)
--------------------------------------------------------------------------------
2005       $8,735                $0                $89,635            $98,370
--------------------------------------------------------------------------------
2004       $8,735                $0              $1,430,816         $1,439,551
--------------------------------------------------------------------------------

All other engagement fees were billed for services in connection with risk management, tax services and process improvement/integration initiatives for
DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not Applicable

ITEM 8.         PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT
                COMPANIES.

                Not applicable.

ITEM 9.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 10.        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Nominating and Governance Committee evaluates and nominates Board member candidates. Fund shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Fund, One South Street, Baltimore, MD
21202.

ITEM 11.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Japanese Equity Fund, a series of Scudder
                                    Investors Funds, Inc.

By:                                 /s/Vincent J. Esposito
                                    ----------------------
                                    Vincent J. Esposito
                                    President

Date:                               November 1, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Japanese Equity Fund, a series of Scudder
                                    Investors Funds, Inc.

By:                                 /s/Vincent J. Esposito
                                    ----------------------
                                    Vincent J. Esposito
                                    President

Date:                               November 1, 2005

By:                                 /s/Paul Schubert
                                    ----------------------
                                    Paul Schubert
                                    Chief Financial Officer and Treasurer

Date:                               November 1, 2005